                                                                   EXHIBIT 99.6




                     IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                                DALLAS DIVISION


IN RE:                                  )
                                        )
NEOSTAR RETAIL GROUP, INC.,             )          CASE NO. 396-36648-SAF-11
                                        )          THROUGH
BABBAGE'S, INC.,                        )          CASE NO. 396-36652-RCM-11
                                        )
SOFTWARE ETC. STORES, INC.,             )          (CHAPTER 11)
                                        )
AUGUSTA ENTERPRISES, INC., AND          )
                                        )
CHASADA,                                )          ADMINISTRATIVELY CONSOLIDATED
                                        )
                 DEBTORS.               )



              JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL
               FINANCING, GRANTING SENIOR LIENS AND SUPERPRIORITY
             STATUS, PROVIDING FOR ADEQUATE PROTECTION AND PAYMENT
                     OF PRE-PETITION SECURED INDEBTEDNESS,
            MODIFYING THE AUTOMATIC STAY, AND AUTHORIZING DEBTORS TO
                ENTER INTO AGREEMENTS WITH DIP LENDERS AND AGENT


         THIS MATTER came before the Court on October 2, 1996, upon the Motion of NeoStar Retail Group, Inc. ("Parent"), Babbage's, Inc. ("Babbage's"), Software Etc. Stores, Inc. ("Software"), Augusta Enterprises, Inc. ("Augusta"), and Chasada, Debtors and Debtors-in-Possession (collectively, the "Debtors"), dated September 16, 1996 (the "Financing Motion"), seeking, inter alia, (i) authority pursuant to Sections 364(c)(1), 364(c)(2), 364(c)(3), and 364(d)(l) of the United States Bankruptcy Code, 11 U.S.C. Sections 101, et seq. (the "Code"), and Rules 4001 and 9014 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") for the Debtors to obtain post-petition loans and advances of up to the


JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL FINANCING, ETC. - PAGE 1 aggregate outstanding amount from time to time of $70,000,000 inclusive of the amount of all pre-petition indebtedness owed from time to time by the Debtors to the Pre-Petition Lenders (as hereinafter defined) and the Pre-Petition Agent (as hereinafter defined), from Foothill Capital Corporation, as agent (the "Agent") for itself ("Foothill"), NationsBank of Texas, N.A. ("NationsBank"), Bankers Trust Company ("BT"), Guaranty Federal Bank F.S.B. ("Guaranty"), and Banque Francaise du Commerce Exterieur ("BFCE") (hereinafter collectively referred to as the "DIP Lenders"), the DIP Lenders, secured by (A) a Section 364(d)(1) priming, first lien on the Collateral (as hereinafter defined) senior to the liens and security interests of the Pre-Petition Lenders, and (B) first-priority security interests in and liens upon all of the Collateral (as hereinafter defined) pursuant to Sections 364(c)(2) and 364(c)(3) of the Code,
(ii) authority for the Debtors to execute, deliver, and perform under the loan, financing, and security agreements by and among the Debtors, the Agent, and the DIP Lenders, pursuant to the terms of the Loan Documents (as defined hereinafter), but only the loan and security agreement, as amended, was filed as an Addendum to the Financing Motion (the "Addendum"), and incorporated herein for all purposes, (iii) approval of the terms and conditions of the loan, financing, and security agreements by and among the Debtors, the Agent, and the DIP Lenders as so executed and delivered, (iv) the modification of the automatic stay to the extent provided below, (v) granting of adequate protection to the Pre-Petition Lenders and the Pre-Petition Agent (i.e., "NationsBank") of their collateral within the meaning of Section 364(d)(1)(B) of the Code, (vi) the granting of superpriority status to the Lender Debt (as hereinafter defined) of the Agent and the DIP Lenders pursuant to Section 364(c)(1) of the Code, and (vii) authorizing the Debtors to use the financing provided hereunder to satisfy the obligations of the Debtors to the Pre-





JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL FINANCING, ETC. - PAGE 2
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Petition Lender Group (as defined hereinafter).  The Debtors have represented to the Court that they will comply with the terms of this Joint Stipulation and Agreed Order Authorizing Final Financing, Granting Senior Liens and Superpriority Status, Providing for Adequate Protection and Payment of Pre-Petition Secured Indebtedness, Modifying the Automatic Stay, and Authorizing Debtors to Enter into Agreements with DIP Lenders and Agent (this "Final Financing Order"). The Court finds notice to have been sufficient and appropriate under the particular circumstances of this case. The parties hereto have stipulated and agreed as follows, and based upon the pleadings and the proffers of evidence and representations of counsel, the Court hereby adopts said stipulation and agreement as findings of fact and conclusions of law to permit financing of the Debtors on a final basis:

                              I.  FINDINGS OF FACT

         1. Appropriate notice and opportunity for hearing have been given for the Financing Motion in accordance with the provisions of Sections 102, 361, 362, 363, and 364 of the Code, and Bankruptcy Rules 2002, 4001(c) and (d), and 9006. This is a core proceeding as defined in 28 U.S.C. Sections 157(b)(2)(A),(D),(G),(K),(M), and (O).

         2. The Debtors filed their Voluntary Petitions for reorganization under Chapter 11 of the Code on September 16, 1996 (such date, and the specific time of filing on such date, being referred to as the "Petition Date"), and thereafter continued in the management and possession of their business and properties as Debtors-in-Possession pursuant to Sections 1107 and 1108 of the Code.

         3. The DIP Lenders and the Agent have agreed to provide post-petition loans and advances to or for the benefit of the Debtors pursuant to the terms of certain loan, financing, and security agreements executed and delivered by the Debtors with, to, or in favor of the DIP Lenders and the Agent, including, without limitation, the Uniform Commercial Code financing statements filed by the Agent against the Debtors (all of such loan documents, security agreements, and financing statements, and all other related agreements, documents, notes, instruments, and guarantees creating or evidencing indebtedness of the Debtors to the DIP Lenders and the Agent or granting collateral security of the Debtors in favor of the Agent, as the same now exist or may hereafter be amended (including the amendments), modified, supplemented, ratified, assumed, extended, renewed, restated, or replaced, being referred to herein collectively as the "Loan Documents").





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         4.      Without the proposed financing, the Debtors will not have the funds necessary to pay their post-petition payroll, payroll taxes, inventory suppliers, overhead, and other expenses necessary for the continued operation of the Debtors' business and the management and preservation of the Debtors' assets and properties. The Debtors' operations require the financing solely to fund the Debtors' working capital needs, and standby letters of credit and documentary letters of credit, and for other general corporate purposes.

         5. The Debtors have requested that the DIP Lenders make loans and advances to or for the benefit of the Debtors to provide funds to be used for such purposes described in Paragraph 4 above.

         6. All such loans and advances by the DIP Lenders and the Agent will benefit the Debtors and their estates.

         7. The DIP Lenders are willing to make such loans and advances on a secured basis as more particularly described herein and subject to the terms and conditions contained herein and in the Loan Documents.

         8. The ability of the Debtors to continue in business and remain viable entities and thereafter reorganize under Chapter 11 of the Code depends upon obtaining such financing from the DIP Lenders.

         9. The relief requested in the Financing Motion is necessary, essential, and appropriate for the continued operation of the Debtors' business and the management and preservation of their assets and properties.

         10. The Debtors are unable to obtain unsecured credit allowable under Section 503(b)(1) of the Code, or pursuant to Sections 364(a) and (b) of the Code.

         11. No practical source of financing exists other than the DIP Lenders. The Debtors acknowledge that (i) all of their cash is "cash collateral" of the Pre-Petition Lender Group under Section 363(a) of the Code (the "Cash Collateral"), and (ii) the Pre-Petition Lender Group does not consent to the Debtors' use of such "cash collateral," except in accordance with the terms of this Final Financing Order. Moreover, the uncertainty of the Debtors' ability to obtain the use of Cash Collateral over the objections of the Pre-Petition Lender Group would lead to uncertainty on the part of trade creditors and would not be beneficial to the Debtors' reorganization efforts. The Debtors' only means of obtaining funding is a debtor-in-possession loan facility pursuant to Section 364 of the Code.

         12. The Financing Motion (seeking Interim and Final Financing therein) was filed on September 16, 1996, and the Debtors have provided actual notice of the terms of the Financing Motion to (i) the Office of the United States Trustee, (ii) the attorneys for (A) NationsBank as agent (the "Pre-Petition Agent") under the pre-petition revolving and term loan facility, by and among the Debtors, the Pre-Petition Agent and NationsBank, BT, Guaranty, and BFCE, as lenders (collectively, the "Pre-Petition Lenders"), and (B) the Pre-Petition Lenders, (iii) the 20





JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL FINANCING, ETC. - PAGE 4 largest unsecured creditors of each of the Debtors, (iv) the Official Unsecured Creditors' Committee in the above referenced cases (the "Cases"), (v) the Comptroller of the State of Texas, (vi) all other interested third parties in possession of any of the Debtors' inventory, (vii) all factors and vendors as of the Petition Date who have deposits or other security that exceed the amount owed to such factor and/or vendor; and (viii) all parties in interest who had requested such supplementary information. All of the obligations due and owing to the Pre-Petition Agent and the Pre-Petition Lenders (collectively, together with their successors, participants, assignees, if any, the "Pre-Petition Lender Group") shall be referred to as the "Pre-Petition Secured Indebtedness").

         13. On September l6, 1996, this Court authorized the Debtors to incur interim financing pursuant to the Loan Documents, and the Court entered a certain Joint Stipulation and Agreed Order Authorizing Interim Financing Granting Senior Liens and Superpriority Status, Providing For Adequate Protection and Payment of Pre-Petition Secured Indebtedness, Modifying the Automatic Stay, and Authorizing Debtors to Enter Into Agreements With DIP Lenders and Agent (the "Interim Financing Order"). Pursuant to the terms of the Interim Financing Order, the Debtors were authorized to execute the Loan Documents and the Debtors were authorized to borrow from the DIP Lenders, on an interim basis, an amount not to exceed $70,000,000 less the aggregate principal amount of the Pre-Petition Secured Indebtedness outstanding as of the Petition Date. The DIP Lenders thereafter made advances to the Debtors through and including October 2, 1996. By virtue of the Interim Financing Order, the Agent and the DIP Lenders are entitled to all of the rights, priorities, liens, and protections provided to the Agent and the DIP Lenders under the terms of the Interim Financing Order.

         14. The Court scheduled the hearing on the Financing Motion (as to the Final Financing sought therein) for October 2, 1996 at l:30 p.m.

         15. No objections were timely filed to the Financing Motion or such objections are otherwise resolved in this Final Financing Order and the Amendment Number Two to the Loan and Security Agreement dated October 2, 1996 (the "Amendment"), by and among Foothill as Agent and on behalf of itself and the DIP Lenders, and the Debtors. A copy of the Amendment is attached hereto and is incorporated herein for all purposes.

         16. On September 17, 1996, an Official Committee of Unsecured Creditors (the "Creditors' Committee") was appointed in the Cases.

         17. This Final Financing Order is subject to, and the Agent and the DIP Lenders are entitled to the benefits of, the provisions of Section 364(e) of the Code. This Court has jurisdiction over this proceeding and the parties and property affected hereby pursuant to 28 U.S.C. Sections 157(b)(2)(A), (D), (G), and (M) and 1334.

         18. The terms of the Loan Documents by and among the Debtors, the Agent, and the DIP Lenders, pursuant to which post-petition loans and advances may be made to or for the benefit of the Debtors by the DIP Lenders, have been negotiated at arms' length and in good faith as that term is used in Section 364(e) of the Code and are in the best interests of the Debtors.





JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL FINANCING, ETC. - PAGE 5
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The Agent and the DIP Lenders shall be given all the protections of entities that have extended credit in good faith under Section 364(e) of the Code.

         19. Good, adequate, and sufficient cause has been shown to justify the granting of the relief requested herein.

         WHEREUPON, this Court makes the following conclusions of law:

                            II.  CONCLUSIONS OF LAW

         A. The Agent and the DIP Lenders are entitled to the liens and protections of good-faith lenders under Sections 364(c)(1), (c)(2), and (c)(3), 364(d)(1), and 364(e) of the Code, as provided herein.

         B. The Pre-Petition Lender Group, as the holders of secured claims against the Debtors, are entitled to adequate protection of their interests in the collateral under Section 364(d)(1)(B) of the Code, as provided herein.

         C. The entry of this Final Financing Order is in the best interests of the Debtors, their respective creditors, and their bankruptcy estates.

         D. Good and sufficient notice of the Financing Motion, with respect to the request therein for the entry of this Final Financing Order, and of the hearing thereon has been provided in accordance with Sections 102(1), 364(c)(1), (2), and (3), and 364(d)(1) of the Code and Bankruptcy Rules 2002 and 4001, and any requests for other and further notice shall be and are hereby dispensed with and waived.

         E. The relief granted by this Court pursuant to this Final Financing Order is necessary to the continued operation of the Debtors' business and is in the best interests of the Debtors' estates.

                           III.  ORDERS OF THE COURT


         BASED UPON THE FOREGOING, it is therefore ORDERED as follows:

         1. The Financing Motion (as to the Final Financing sought therein), as modified herein, is granted, and it is hereby approved.

         2. The Debtors are hereby authorized and empowered to borrow from the DIP Lenders and the Agent on a revolving basis in accordance with the Loan Documents, pursuant to the terms of this Final Financing Order and the terms and conditions set forth in the Loan Documents, in such amount or amounts as may be made available to or for the benefit of the Debtors from the DIP Lenders and the Agent, which shall for such period not exceed $70,000,000 outstanding at any one time, inclusive of the aggregate principal amount of the





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Pre-Petition Secured Indebtedness outstanding as of the Petition Date subject to the terms of the Loan Documents.

         3. During the term of this Final Financing Order, the Debtors shall use the proceeds of the loans solely (i) to fund the Debtors' working capital needs and standby letters of credit and documentary letters of credit,
(ii) to fund other general corporate purposes, and (iii) to pay the Pre-Petition Secured Indebtedness, all as provided under the Loan Documents.

         4. The Debtors are authorized and directed to execute, deliver, perform, and comply with the terms and conditions of the Loan Documents, pursuant to which the Debtors agree to be bound, and the Debtors shall agree to perform and comply with the terms and conditions of the Loan Documents.

         5. The terms and conditions of the Loan Documents shall be sufficient and conclusive evidence of the borrowing arrangements by and among the Debtors, the Agent, and the DIP Lenders, and of the Debtors' agreement to the terms and conditions of the Loan Documents, for all purposes, including the payment of all interest, closing fees, commitment fees, servicing fees, letter of credit fees, facility fees, additional commitment fees, early termination fees, and other fees and expenses as more fully set forth in the Loan Documents.

         6. Nothing herein shall determine the extent, validity, priority, perfection, and enforceability of the pre-petition liens, the Pre-Petition Secured Indebtedness, or any other claims of the Pre-Petition Agent, on behalf of itself and the Pre-Petition Lenders, whatsoever against the Debtors, except that the Agent and the DIP Lenders shall have a Section 364(d)(1) first priming lien on all of the Collateral senior to all of the liens and security interests of the Pre-Petition Lender Group to secure the Lender Debt (as hereinafter defined).

         7. Pursuant to Sections 364(d)(l) and 364(c)(2) and (3) of the Code in connection with the Lender Debt and to secure the prompt payment and performance of any and all obligations, liabilities, and indebtedness of the Debtors to the Agent, on behalf of itself and the DIP Lenders, of whatever kind or nature or description, consisting of all post-petition obligations, liabilities, and indebtedness of the Debtors arising under the Loan Documents, the Agent and the DIP Lenders shall have and are hereby granted, effective on and after the date of this Final Financing Order, valid and perfected first-priority security interests and liens, superior to all other creditors of the estates of the Debtors, except as set forth in Paragraph 8 below, in and upon all of the properties and assets of the Debtors, real or personal, including, but not limited to, those assets described in the Loan Documents and hereafter-acquired property of the Debtors and their respective bankruptcy estates, whether acquired before or after the filing of the petitions commencing the Debtors' Cases, whether now owned and existing or hereafter acquired, created, or arising, and all products and proceeds thereof (including, without limitation, claims of the Debtors against third parties for loss or damage to such property), including all accessions thereto, substitutions and replacements therefor, and wherever (collectively, the "Collateral") except as noted hereafter. The Collateral shall not include avoidance actions under Chapter 5 of the Code, or any recoveries or proceeds thereof.





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         8.      Notwithstanding anything to the contrary set forth in
Paragraph 7 above but subject to Paragraph 22 below, the security interests in and liens of the Agent and the DIP Lenders upon the Collateral shall not have priority over the (i) prior liens on the Debtors' property described on an Exhibit to the Addendum and incorporated herein for all purposes (including such property listed thereon and such proceeds thereof), provided, that (a) such liens are valid, perfected, and non-avoidable in accordance with applicable law, and (b) the foregoing is without prejudice to the rights of the Debtors, any Creditors' Committee in any of the Cases, or any other party in interest, including the Agent and the DIP Lenders, to object to the validity, priority, or extent of such liens, or the allowance of such debts secured thereby, described on an Exhibit to the Addendum, or institute any actions or adversary proceedings with respect thereto; (ii) the quarterly fees payable to the United States Trustee pursuant to 28 U.S.C. Section 1930; and (iii) the Residual Retainers (as defined in paragraph 20 below). Furthermore, notwithstanding anything in this Final Financing Order to the contrary, the relief granted herein is without prejudice to any rights of the Texas Comptroller of Public Accounts (the "TCPA") to funds which do not constitute property of the estates of the Debtors but which qualify as tax trust funds. The TCPA is not precluded from pursuing such funds against any entity that may have received them, if any, by this Final Financing Order, nor is any party in interest precluded from contesting any action of the TCPA to recover such alleged trust funds.

         9. The Agent and the DIP Lenders shall have all rights and remedies with respect to the Debtors, the Lender Debt (as defined hereinafter), and the Collateral as are set forth in the Loan Documents and this Final Financing Order.

         10. The Loan Documents shall be subject to termination at the Agent's and DIP Lenders' option as to any future loans, advances, and other credit accommodations permitted to be made or provided by the Agent and the DIP Lenders to the Debtors immediately upon such written notice as provided in the Loan Documents following the occurrence of any Event of Default (as hereinafter defined) or immediately upon the expiration or termination of the Debtors' authorization to borrow from the Agent, on behalf of itself and the DIP Lenders, pursuant to this Final Financing Order and the Loan Documents.

         11. This Final Financing Order shall be sufficient and conclusive evidence of the priority, perfection, attachment, and validity of all of the security interests in and liens upon the Collateral, and the liens and security interests granted and created herein shall, by virtue of this Final Financing Order, constitute valid and perfected security interests without the necessity of creating, filing, recording, or serving any financing statements or other documents that might otherwise be required under federal or state law in any jurisdiction or the taking of any other action to validate or perfect (i) the security interests and liens granted to the Agent and the DIP Lenders in this Final Financing Order and the Loan Documents; and (ii) the replacement liens and security interests granted to the Pre-Petition Lender Group as provided in Paragraph 22 below until the Pre-Petition Second Indebtedness is paid in full. Such security interests and liens granted to the Agent and the DIP Lenders shall be prior and senior to all security interests, liens, claims, and encumbrances of all other creditors in and to such property, except as otherwise set forth in Paragraph 8 of Part III of this Final Financing Order. By virtue of the terms of this Final Financing Order, to the extent that the DIP Lenders and the Agent have pre-filed Uniform





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Commercial Code financing statements under the names of one or more of the
Debtors, such filings shall be deemed to perfect their liens and security interests as to the Debtors and Debtors-in-Possession, without further action by the Agent or the DIP Lenders. If the Agent and the DIP Lenders shall, in their discretion, elect for any reason to file any such financing statements or other documents with respect to such security interests and liens, the Debtors are authorized and directed to execute, or cause to be executed, all such financing statements or other documents upon the Agent's and the DIP Lenders' reasonable request, and the filing, recording, or service (as the case may be) of such financing statements or similar documents shall be deemed to have been made at the time of and on the Petition Date, and the signature(s) of any person(s) designated by the Debtors, whether by letter to the Agent and the DIP Lenders or by appearing on any one or more of the agreements or other documents respecting the security interest and lien of the Agent and the DIP Lenders in and upon the Collateral, shall bind the Debtors and their respective estates. The Agent and the DIP Lenders may, in their discretion, file a certified copy of this Final Financing Order in any filing or recording office in any county or other jurisdiction in which the Debtors have real or personal property, and, in such event, the subject filing or recording officer is authorized and directed to file or record such certified copy of this Final Financing Order.

         12. The Debtors are hereby authorized and directed to perform all acts, and execute and comply with the terms of such other documents, instruments, and agreements in addition to the above Loan Documents, as the Agent and the DIP Lenders may reasonably require as evidence of and for the protection of the Lender Debt and the Collateral or which may be otherwise deemed necessary by the Agent and the DIP Lenders to effectuate the terms and conditions of this Final Financing Order and the Loan Documents, each of such documents, instruments, and agreements being included in the definition of "Loan Documents" contained herein.

         13. The Debtors are authorized and directed, at the Agent's request, to remit immediately to the Agent and the DIP Lenders all payments received from their account debtors and other parties now or hereafter obligated to pay the Debtors for inventory or other property of the estates or for services rendered by the Debtors in accordance with the Loan Documents. The Agent and the DIP Lenders are authorized to apply such payments and proceeds received by the Agent and the DIP Lenders to the Lender Debt as set forth in this Final Financing Order and the Loan Documents, and the Automatic Stay is modified to the extent necessary to permit the same.

         14. The Debtors are authorized and directed, at the Agent's and the DIP Lenders' request, (a) to continue the existing collection account agreements, lock-box account agreements, and concentration account agreements as set forth in the Loan Documents with NationsBank, or such other banks mutually acceptable to the Agent and the Debtors (collectively, the "Bank"), and, consistent with the Loan Documents, establish and maintain all of their debtor-in-possession disbursement accounts with NationsBank, or such other bank or banks as may be mutually acceptable to the Agent and the Debtors, except for their payroll and medical benefit accounts (the "Bank Accounts"), with payroll withholding to be deposited directly into a separate payroll disbursement account; (b) to exercise their reasonable best efforts to collect all proceeds of the Collateral; (c) to immediately transfer all proceeds of the Collateral received by the Debtors into





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
the lock-boxes or collection accounts established for the benefit of the Agent and the DIP Lenders for subsequent transfer to the concentration account established for the benefit of the Agent and the DIP Lenders and further application in accordance with the terms of the Loan Documents; and (d) to instruct all account debtors and other parties, now or hereafter obligated to pay the Debtors for goods and services provided by the Debtors to them, or for inventory or other property of the estates of the Debtors in which the Agent and the DIP Lenders have a security interest or lien, to remit such payments to the lock-boxes or the collection accounts, or, at the Agent's and the DIP Lenders' election, directly to the Agent and the DIP Lenders; and (e) to enter into such agreements as may be necessary to effectuate such arrangements. By this Final Financing Order, the Agent and the DIP Lenders are granted a first-priority, perfected security interest in and lien on the Bank Accounts and all deposits therein, together with all funds in the lockbox, collection accounts, and disbursement accounts (except for the payroll and medical benefit disbursement accounts).

         15. If at any time the Bank Accounts terminate, the Debtors are authorized and directed, at the Agent's and the DIP Lenders' request, to remit immediately to the Agent and the DIP Lenders all payments received from their account debtors and other parties then or thereafter obligated to pay the Debtors for inventory or other property of the estates or for services rendered by the Debtors. The Agent and the DIP Lenders are authorized to apply such payments and proceeds received by the Agent and the DIP Lenders to the Lender Debt as set forth in this Final Financing Order and the Loan Documents.

         16. The Debtors are authorized and directed, without further order of this Court, to pay or reimburse the DIP Lenders and the Agent promptly for all present and future reasonable fees, costs and expenses charged, paid, or incurred by the DIP Lenders and the Agent to effectuate the financing transactions as provided in this Final Financing Order and the Loan Documents, all of which unpaid fees, commissions, costs, and expenses shall be and are included as part of the principal amount of the Lender Debt. The Agent shall provide to the counsel to the Creditors' Committee copies of all invoices representing such fees and expenses.

         17. The parties hereto have stipulated that in making decisions to permit advances under the Loan Documents or the collection of the Lender Debt of the Debtors, the DIP Lenders and the Agent shall not be deemed to be in control of the operations of the Debtors or to be acting as a "responsible person" or "owner or operator" with respect to the operation or management of the Debtors (as such terms, or any similar terms, are used in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any similar Federal or state statute) by virtue of the interests, rights, and remedies granted to or conferred upon the DIP Lenders and the Agent under the Loan Documents or this Final Financing Order, including, without limitation, such rights and remedies as may be exercisable by the DIP Lenders and the Agent in the making (or causing to be made), administration, or collection of the loans, advances, and other financial accommodations to be provided thereunder.

         18. The automatic stay arising under Section 362 of the Code is vacated and modified to the extent necessary to permit (i) the Agent and the DIP Lenders to implement the financing of the Debtors and the provisions of the Loan Documents and this Final Financing Order, and (ii)





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the Debtors to satisfy the Pre-Petition Secured Indebtedness owed by the
Debtors to the Pre-Petition Lender Group, without prejudice to the rights of the Debtors, the Creditor's Committee, or any party in interest to file a complaint (to the extent that such party obtains standing from the Court to do so to the extent required by law) with respect to, or otherwise object, to the validity, priority, and extent of the Pre-Petition Secured Indebtedness of the Pre-Petition Lender Group and to the extent, priority and validity of the liens with respect thereto.

         19. The Debtors are authorized and directed to provide to the Agent and the DIP Lenders, unless there is a written waiver by the Agent and the DIP Lenders, all of the documentation, reports, schedules, assignments, financial statements, insurance policies, and endorsements, access, inspection, audits, information, and other rights that the Debtors are required to provide to the Agent and the DIP Lenders under the Loan Documents.

         20. Any and all funds advanced by the Agent and the DIP Lenders post-petition to or on behalf of the Debtors and the "Obligations" (as defined in the Loan Documents, specifically excluding any and all obligations relating to the Pre-Petition Secured Indebtedness of the Pre-Petition Lender Group) shall be defined hereinafter as the "Lender Debt" and shall be treated as advances hereunder and under existing Loan Documents and other documentation among the Agent, the DIP Lenders and the Debtors (and shall accrue interest as provided thereunder). To secure the repayment of the Lender Debt, the Agent and the DIP Lenders are hereby granted, pursuant to Section 364(c)(1) of the Code, an allowed superpriority claim having priority in right of payment over any and all other unsecured obligations, liabilities, and indebtedness of the Debtors, now in existence or hereafter incurred by the Debtors and over any and all administrative expenses or priority claims of the kind specified in, or ordered pursuant to, Sections 105, 326, 330, 331, 503(b), 506(c), and 507(a)
and (b) of the Code subject to (A) the Trustee Fees (as defined in Paragraph 21 below), and (B) the allowed fees and expenses of (x) the Creditors' Committee and the professionals retained by the Creditors' Committee in an amount not to exceed the Creditors' Committee Carve-Out Amount (as hereinafter defined), (y) the professionals retained by the Debtors in an amount not to exceed the Debtors' Carve-Out Amount (as hereinafter defined), and (z) the Equity Holders' Committee, if any, and the professionals retained by same, if any, in an amount not in excess of the Equity Holders' Carve Out Amount (as hereinafter defined), in each case to the extent that such payments fall within the Professional Fees Exception and are in amounts not to exceed such respective carve-outs set forth below. The term "Debtors' Carve-Out Amount" means an amount, inclusive of the amount of the Retainers (as hereinafter defined) in excess of the amount of the Residual Retainers, which shall not exceed $2,850,000 in the aggregate; notwithstanding anything else contained herein, upon an Event of Default (as hereinafter defined), the Debtors' Carve-Out Amount shall be fixed at the then Debtors' Carve-Out Amount incurred and outstanding (up to $2,850,000) on the date of such Event of Default. The term "Creditors' Committee Carve-Out Amount" means an amount not to exceed $900,000 in the aggregate; notwithstanding anything else contained herein, upon an Event of Default, the Creditors' Committee Carve-Out Amount shall be fixed at the Creditors' Committee Carve-Out Amount incurred and outstanding (up to $900,000) on such date of such Event of Default. The term "Equity Holders' Carve-Out Amount" means an amount not to exceed $100,000 in the aggregate; notwithstanding anything else contained herein, upon an Event of Default, the Equity Holders' Carve-Out Amount shall be fixed at the Equity Holders





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
Carve-Out Amount incurred and outstanding (up to $100,000) on such date of such Event of Default. (In consideration of the foregoing, each of the following professionals or constituencies have agreed to, and by the terms of this Final Financing Order shall hereafter, limit their fees and expenses, inclusive of their respective retainers, if any, to the following amounts: Price Waterhouse, Ernst & Young, and Cox & Smith, collectively $2,850,000; Coopers & Lybrand, Traub, Bonacquist & Fox and the Committee, collectively $900,000; and the Equity Committee, if appointed, and their professionals, if retained $100,000; provided, further, that such professionals and constituencies shall have no right to seek payment of their fees and expenses from any excess amounts from other professionals or constituencies who have not used the full amount of such amounts set forth above.) All fees and expenses paid to (x) the Debtors' counsel after giving credit to the retainers, (y) to the other Court retained professionals for the Debtors (after giving credit to their respective retainers), the Creditors' Committee or the Equity Holders' Committee, or to
(z) the Creditors' Committee or Equity Holders' Committee (collectively, the "Professionals") on an interim or a final basis, shall be applied and reduce the available Debtor Carve-Out Amount, the Creditors' Committee Carve-Out Amount, or the Equity Holders' Carve-Out Amount, respectively, then in effect. Any such exceptions to the superpriority claim of the Agent and DIP Lenders will only be allowed to the extent that (i) the fees are allowed and awarded by the Court pursuant to Sections 326, 330 or 331 of the Code; (ii) they are consistent with the budgetary requirements under the Loan Documents; (iii) the professionals retained by the Debtors have first drawn down and have reduced their respective retainers (i.e., the Debtors' counsel, Cox & Smith Incorporated, $500,000 on the Petition Date; and the Debtors' financial advisors, Price Waterhouse, L.L.P. ($250,000) and the Debtors' accountants, Ernst & Young, L.L.P., ($50,000) on the Petition Date, collectively, the "Retainers") to $100,000, $50,000, and $25,000, respectively (collectively, the "Residual Retainers"); (iv) the allowed fees and expenses were incurred prior to an Event of Default under the Loan Documents or Final Financing Order and such Event of Default is continuing; and (v) such fees and expenses are not subject to the further limitations set forth in the following sentence (collectively, the "Professional Fees Exception"). The Agent and the DIP Lenders shall not be responsible for the funding, financing, payment or reimbursement of any fees or disbursements of any of the Professionals, under the Loan Documents or otherwise incurred in connection with the assertion or joinder in, or review or analysis of, any claim, counter-claim, action, proceeding, application, motion, objection, defense or other contested matter, the purpose of which is to seek any order, judgment, determination or similar relief: (i) invalidating, setting aside, avoiding, subordinating in whole or in part the Lender Debt, or the Pre-Petition Secured Indebtedness, or the Agent's and the DIP Lenders' liens and security interests, or the Pre-Petition Lender Group's liens and security interests, in any of the Collateral; or (ii) preventing, hindering, or delaying, whether directly or indirectly, the Agent's, or the DIP Lenders' assertion, enforcement, or realization upon any Collateral; provided, however, only $75,000 of the Creditors' Committee Carve-Out may be used by the Committee and their professionals for the limited purpose of investigating the claims and liens of the Pre-Petition Lender Group. To the extent that the Debtors do not currently satisfy accrued but unpaid fees and expenses of the Professionals otherwise payable pursuant to the Professional Fees Exception (the "Unpaid Amounts"), the Agent and the DIP Lenders shall have the right to establish a reserve, which shall reduce the Debtors' loan availability pursuant to the Loan Documents in the amount equal to the Unpaid Amounts. Except as provided for above, nothing in this paragraph shall be construed to obligate the Agent and the DIP Lenders, in any





JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL FINANCING, ETC. - PAGE 12 way, to pay compensation or expense reimbursements to the Professionals or to assure that the Debtors have sufficient funds on hand to pay such compensation or expense reimbursement, and the Agent and the DIP Lenders shall not be deemed to have subordinated any security interest in or lien upon any of the Collateral in favor of any Professional, nor shall anything in this Final Financing Order be construed to limit the applications of the Professionals to seek payments of amounts beyond or outside the Professional Fees Exception from any unencumbered assets of the Debtors' estates. Moreover, no costs or expenses of administration that have been or may be incurred in these Cases, or in any proceeding related hereto, and no pre-petition priority claims are or will be prior to or on a parity with secured claims of the Agent and the DIP Lenders against the Debtors and their estates arising out of the Lender Debt and the Lender and the Agent's and the DIP Lenders' liens and security interests described herein. The Professional Fees Exception relates only to the administrative priority of the Agent's and the DIP Lenders' administrative claims, and does not effect, diminish, prime, or surcharge the priority of (i) the Agent's and the DIP Lenders' security interests and liens on the Collateral; or (ii) the Pre-Petition Lender Group's liens and security interests in its collateral until the Pre-Petition Security Indebtedness is satisfied; except that so long as the above conditions are satisfied for the making of payments under the Professional Fees Exception, such payments may be made from cash or cash equivalents constituting Collateral notwithstanding the liens and security interests of the Agent and the DIP Lenders therein (or of the Pre-Petition Lender Group as to their collateral), and the Agent and the DIP Lenders (together with the Pre-Petition Lender Group) authorize the making of such payments in such circumstances free of their liens and security interests, but reserving the right to object to the reasonableness of such fees and expenses. Nothing herein in this Paragraph 20 shall constitute a waiver of any parties' right to object to the appointment of the Equity Committee or its retention of professionals. Further, if there is neither an Equity Committee appointed nor professionals retained by such committee, the DIP Lenders and the Agent agree that the Creditors' Committee and its professionals may increase the Creditors' Committee Carve-Out Amount ($900,000) by the amount of the Equity Holders' Carve-Out Amount ($100,000).

         21. The Agent's and the DIP Lenders' Section 364(c)(1) superpriority claim shall be subject to the fees and expenses of the Office of the United States Trustee and the Clerk of the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (collectively, the "Trustee Fees"). Except as provided in this Paragraph 21, or as otherwise provided under Paragraph 20 above, no other claim having priority superior or pari passu to that granted by this Final Financing Order to the Agent and the DIP Lenders shall be allowed until all Lender Debt has been indefeasibly paid and the Agent's and the DIP Lenders' obligations under the Loan Documents have terminated.

         22. The Pre-Petition Lenders and the Pre-Petition Agent, (together with their successors, participants, and assignees, if any, collectively hereinafter "the "Pre-Petition Lender Group") claim a pre-petition and/or post-petition security interest in or lien on some or all of the Collateral. This Court has not made, and does not hereby make, any finding as to the validity, perfection, fully secured status, or non-avoidability of the pre-petition claims, security interests, or liens of the Pre-Petition Lender Group, and the provisions of this paragraph of this Final Financing Order do not bar the subsequent assertion, if and as appropriate, of any avoiding





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
powers of the Trustee(s), Debtors-in-possession, or Creditors' Committee (as may be allowed by law) in these cases with respect to any pre-petition claims of the Pre-Petition Lender Group or any transfers by the Debtors on account thereof. The Agent and the DIP Lenders are not willing to provide the financing hereunder unless the Agent and the DIP Lenders have a first-priority security interest in and lien on the Collateral (subject only to certain Permitted Liens as provided hereinabove), with priority over that of any security interests or liens of the Pre-Petition Lender Group. Pursuant to
Section 364(d)(1)(A) of the Code, this Court finds that the Debtors are not able to obtain the post-petition credit they need without granting the Agent and the DIP Lenders senior security interests in and liens on the Collateral. In order to grant the Agent and the DIP Lenders such senior security interests and liens, pursuant to Section 364(d)(1)(B) of the Code, this Court must find that the interest of the Pre-Petition Lender Group in their collateral is adequately protected. Pursuant to Section 361 of the Code, this Court hereby allows the interest of the Pre-Petition Lender Group in the collateral that existed on the Petition Date in the Cases, together with all proceeds, products, rents, and profits of such collateral, to continue until the Post-Petition Secured Indebtedness is paid in full, but nonetheless subject and subordinate to the security interests and liens of the Agent and the DIP Lenders provided for herein, and this Court further (i) grants the Pre-Petition Lender Group a replacement lien (to the same extent and in the same status as their lien with respect to the Pre-Petition Secured Indebtedness) in all assets of the Debtors, including but not limited to, assets acquired by the Debtors post-petition, which replacement lien shall continue until the Post-Petition Secured Indebtedness is paid in full, but nonetheless shall at all times be junior in priority to the security interests and liens of the Agent and the DIP Lenders, and (ii) orders that the Debtors shall pay the Pre-Petition Secured Indebtedness to the Pre-Petition Lender Group. The Court finds that such continuing and replacement liens and other relief provided herein in this Paragraph 22 constitute adequate protection of the interest of the Pre-Petition Lender Group in their collateral within the meaning of Section 364(d)(1)(B) of the Code during the term of this Final Financing Order. To the extent that any applicable non-bankruptcy law otherwise would restrict the granting, scope, enforceability, attachment, or perfection of the liens authorized or created by this paragraph, or otherwise would impose filing or registration requirements with respect to such replacement liens, such law hereby is preempted to the maximum extent permitted by the Code, otherwise applicable federal law, and the judicial power of the United States Bankruptcy Court (provided that the Pre-Petition Lender Group may still take such steps as they wish to perfect their replacement security interests and liens under otherwise applicable non-bankruptcy law without the benefits of this provision of this Order and without modifying the priorities provided for herein). The Pre-Petition Lender Group hereby is directed to execute and deliver all such agreements, instruments, notices and other documents as are reasonably necessary and/or appropriate to evidence and/or effectuate the release of its security interests in and liens on the Collateral in accordance with this Final Financing Order, upon the payment of the Pre-Petition Secured Indebtedness.

         23. No operating costs or costs or expenses of administration that have been or may be incurred in the Cases, or in any subsequent Chapter 7 cases of the Debtors or other proceedings or cases related hereto, shall be charged either against the Agent or the DIP Lenders (or their claims or the Collateral), or the Pre-Petition Lender Group or their collateral, pursuant to
Section 506(c) of the Code or otherwise, without the prior express written consent of the Agent





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
and the DIP Lenders (or the Pre-Petition Lender Group), and no such consent shall be inferred from any other action, inaction, or acquiescence by the Agent or the DIP Lenders (or the Pre-Petition Lender Group). No obligations incurred or payments or other transfers made by or on behalf of the Debtors on account of the financing arrangements with the Agent and the DIP Lenders shall be avoidable or recoverable from the Agent and the DIP Lenders under Sections 547, 548, 550, or 553 or any other provision of the Code.

         24. The Debtors shall not sell, transfer, lease, encumber, or otherwise dispose of any material portion of the Collateral without the prior consent of the Agent, and no such consent shall be inferred except with respect to sales of the Debtors' inventory in the ordinary course of their business.

         25. In the event of the occurrence of any of the following: (a) the violation of any of the terms of this Final Financing Order by the Debtors,
(b) the termination or non-renewal of the Loan Documents as provided for in the Loan Documents, (c) conversion of any one of the Cases of the Debtors to a case under Chapter 7 of the Code, (d) the appointment of a Trustee pursuant to
Section 1104(a)(1) or (a)(2) of the Code in any of these Cases, (e) appointment of an examiner with expanded powers in any of the Cases, (f) dismissal of any of the Cases, (g) the entry of any order modifying, reversing, revoking, staying, rescinding, vacating, or amending this Final Financing Order without the express prior written consent of the Agent and the DIP Lenders (and no such consent shall be inferred from any other action, inaction, or acquiescence by the DIP Lenders or the Agent), (h) the filing of a plan of reorganization by the Debtors that does not provide for the indefeasible payment in full of the Lender Debt on confirmation, or (i) an Event of Default under the Loan Documents (any of the foregoing being referred to in this Final Financing Order, individually, as an "Event of Default" and, collectively, as "Events of Default"); then (unless such Event of Default is (A) cured by the Debtors prior to the acceleration of the Lender Debt, to the extent such Event of Default is even capable of being cured; or (B) specifically waived in writing by the Agent and the DIP Lenders, which waiver shall not be inferred from any other action, inaction, or acquiescence by the DIP Lenders or the Agent) upon or after the occurrence of any of the foregoing, and at all times thereafter, after giving such notice as provided in the Loan Documents, served by overnight delivery service or telefax upon the Debtors, the Debtors' counsel, counsel to the Creditors' Committee at the address set forth in the signature block below, a Trustee, if appointed, and the United States Trustee: (1) all of the Lender Debt shall become immediately due and payable, (2) the Debtors shall not use the Agent's and the DIP Lenders' cash collateral within the meaning of Section 363 without further order of the Court, (3) the Automatic Stay provided for pursuant to Section 362 of the Code shall be automatically and completely vacated as to the Agent and the DIP Lenders without further order of the Court, and (4) the Agent and the DIP Lenders without further notice, hearing, or approval of the Court shall be and are hereby authorized, in their discretion, to take any and all actions and remedies that the Agent and the DIP Lenders may deem appropriate to proceed against, take possession of, protect, and realize upon the Collateral and any other property of the estates of the Debtors upon which the Agent and the DIP Lenders have been or may hereafter be granted liens and security interests to obtain repayment of the Lender Debt. The Agent and the DIP Lenders shall have no obligation to lend or advance any additional funds to the Debtors or provide other financial accommodations to the Debtors upon or after the occurrence of an Event





JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL FINANCING, ETC. - PAGE 15 of Default. Any notices of defaults or Events of Default provided by the Agent and the DIP Lenders to the Debtors, or provided by the Debtors to the Agent and the DIP Lenders, shall also be sent to the counsel to the Creditors' Committee.

         26. Unless an Event of Default set forth in Paragraph 25 above occurs sooner, upon the expiration of the Debtors' authority to borrow from the Agent and the DIP Lenders and obtain other credit accommodations from the Agent and the DIP Lenders pursuant to this Final Financing Order, all of the Lender Debt shall immediately become due and payable, and the Agent and the DIP Lenders shall be automatically and completely relieved from the effect of any stay, including, without limitation, any stay under Section 362 of the Code or any other restriction on the enforcement of the liens and security interests or any other rights granted to the Agent or the DIP Lenders pursuant to the terms and conditions of the Loan Documents or this Final Financing Order, and the Agent and the DIP Lenders shall be and are hereby authorized, in their discretion, to take any and all actions and remedies that the Agent and the DIP Lenders may deem appropriate and to proceed against, take possession of, protect, and realize upon the Collateral and any other property of the estate of the Debtors upon which they now have been or may hereafter be granted liens and security interests to obtain repayment of the Lender Debt including, without limitation, all such actions and remedies set forth in the Loan Documents (except if the authority of the Debtors to borrow from the Agent and the DIP Lenders shall be extended by a subsequent Order of the Court with the prior written consent of the DIP Lenders and the Agent, which consent shall not be inferred from any other action, inaction, or acquiescence by the Agent or the DIP Lenders). Upon and after the occurrence of an Event of Default and provided such notice has been given pursuant to the Loan Documents, the Agent and the DIP Lenders, in their discretion, in connection with a liquidation of any of the Collateral may use any real property, equipment, leases, trademarks, tradenames, copyrights, licenses, patents, or any other assets of the Debtors that are owned by the Debtors or owned by or subject to a lien of any third party and which are used by the Debtors in their business without the payment of fees or rentals to the Debtors or such third parties, without prejudice to any secured lender's rights to foreclose, repossess, or exercise other remedies as a secured party subject to further order of this Court.

         27. Until all of the Lender Debt shall have been indefeasibly paid and satisfied in full and without further order of the Court:

         (a) The Debtors shall use the loan proceeds and all cash and cash equivalents in accordance with the terms of the budgetary requirements under the Loan Documents;

         (b) No other party shall foreclose or otherwise seek to enforce any junior lien or other right such other party may have in and to any property of the estates of the Debtors upon which the Agent holds or asserts a senior lien or security interest, i.e., the Collateral defined at Paragraph 7 above; and

         (c) No Debtor shall, without prior written consent from the Agent and the DIP Lenders and Court approval, engage in any transaction that is not in the ordinary course of the Debtors' business; provided no consent by the Agent or the DIP Lenders shall be necessary if the





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
Agent's and DIP Lenders' interests are first adequately protected as determined by the Court or if such transaction is permitted by the Loan Documents.

         28. The Debtors shall be bound to provide to the Agent and the DIP Lenders, and are hereby authorized by the Court to execute and deliver, any and all documents or instruments to effect the purposes of this Final Financing Order.

         29. Upon the indefeasible payment in full of all Lender Debt to the Agent and the DIP Lenders, and upon termination of any and all obligations of Agent and the DIP Lenders to make any financial accommodations (including letters of credit) available to the Debtors, the DIP Lenders, the Agent and the Debtors shall be released from any and all obligations pursuant to the terms of this Final Financing Order and/or the Loan Documents (other than their obligations to execute and to deliver to the Debtors appropriate releases of their liens on the Collateral).

         30. The Debtors shall continue to maintain, insure, and otherwise preserve and protect the Collateral as provided in the Loan Documents.

         31. The Debtors shall be responsible for discharging currently all of their post-petition obligations to all taxing authorities, or currently escrowing sufficient amounts for same as provided in the Loan Documents.

         32. All post-petition advances under the Loan Documents are made in reliance on this Final Financing Order, and there shall not at any time be entered in the Cases any other order which (a) authorizes the use of cash collateral within the meaning of Section 363 of the Debtors in which the Agent and the DIP Lenders have an interest, or the sale, lease, or other disposition of property of the estate of the Debtors in which the Agent and the DIP Lenders have a lien or security interest, (b) authorizes the obtaining of credit or the incurring of indebtedness secured by a lien or security interest that is equal or senior to a lien or security interest in property in which the Agent and the DIP Lenders hold liens or security interests, or (c) grants to any claim a priority administrative claim status that is equal or superior to the superpriority status granted to the Agent and the DIP Lenders herein; unless, in each instance (i) the Agent and the DIP Lenders shall have given their express prior written consent thereto, no such consent being inferred from any other action, inaction, or acquiescence by the Agent or the DIP Lenders, or
(ii) such other order requires that the Lender Debt shall first be indefeasibly paid in full, including, without limitation, all debts and obligations of the Debtors to the Agent which arise or result from the obligations, loans, security interests, and liens authorized herein. The security interest and liens granted to the Agent and the DIP Lenders hereunder shall not be (i) subject to any lien or security interest that is avoided and preserved for the benefit of the Debtors' estates under Section 551 of the Code, (ii) surcharged, or (iii) subordinated to or made pari passu with any other lien or security interest under Section 364(d) of the Code or otherwise. The security interests and liens granted to the Agent and the DIP Lenders hereunder and the rights of the Agent and the DIP Lenders pursuant to this Final Financing Order with respect to the Lender Debt and the Collateral shall not be altered, modified, extended, impaired, or affected by any plan of reorganization of the Debtors and, if the Agent and the DIP Lenders shall give their express prior written consent that the Lender Debt shall not be repaid in full upon confirmation thereof (which consent shall





JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL FINANCING, ETC. - PAGE 17 not be inferred from any other action, inaction, or acquiescence by the DIP Lenders or the Agent), shall continue after confirmation and consummation of any such plan.

         33. The provisions of this Final Financing Order and any actions taken pursuant hereto Shall survive entry of any order that may be entered converting any one or all of the Cases to Chapter 7 cases or any order that may be entered confirming or consummating any plan or plans of reorganization of the Debtors, and the terms and provisions of this Final Financing Order as well as the priorities in payment, liens, and security interests granted pursuant to this Final Financing Order and the Loan Documents shall continue in these or any superseding case(s) under the Code, and such priorities in payment, liens and security interests shall maintain their priority as provided by this Final Financing Order until all Lender Debt is indefeasibly satisfied and discharged and the Agent and DIP Lenders shall have no further obligation or financial accommodation (including any issued and outstanding letters of credit) to the Debtors; provided, that, all obligations and duties of the Agent and the DIP Lenders hereunder, under the Loan Documents, or otherwise with respect to any future loans and advances or otherwise shall terminate immediately upon the earlier of the date of any Event of Default unless the Agent and the DIP Lenders have given their express prior written consent thereto, no such consent being inferred from any other action, inaction, or acquiescence by the DIP Lenders or the Agent.

         34. The provisions of this Final Financing Order shall inure to the benefit of the Debtors, the DIP Lenders, the Agent, and the Pre-Petition Lender Group, and they shall be binding upon the Debtors and their respective successors and assigns, including any Trustees or other fiduciaries hereafter appointed as legal representatives of the Debtors or with respect to property of the estates of the Debtors, whether under Chapter 11 of the Code or any subsequent Chapter 7 cases, and shall also be binding upon all creditors of the Debtors and other parties in interest.

         35. Nothing contained herein shall preclude the Agent and the DIP Lenders, or the Pre-Petition Lender Group, from making appropriate application or request to the Court for such other relief as shall be necessary to protect adequately such parties' respective interest, including, without limitation, asking the Court to lift the Automatic Stay as against such parties for "cause" for reasons in addition to any Debtors' violation of the terms of this Final Financing Order or the Loan Documents.

         36. If an order is entered, whether sua sponte by the Court or otherwise, dismissing or converting the Debtors' Cases, such order shall recognize that such dismissal or conversion shall not affect or diminish the Agent's and the DIP Lenders' rights, priorities, or remedies hereunder. If any or all of the provisions of this Final Financing Order are hereafter modified, vacated, or stayed, such modification, vacation, or stay shall not affect (a) the validity of any obligation, indebtedness, or liability incurred by the Debtors to the Agent or the DIP Lenders before the effective date of such modification, vacation, or stay, or (b) the validity or enforceability of any security interest, lien, priority, or other protection authorized or created hereby or pursuant to the Loan Documents. Notwithstanding any such modification, vacation, or stay, any indebtedness, obligations, or liabilities incurred by the Debtors to the Agent or the DIP Lenders before the effective date of such modification, vacation, or stay shall be governed in all respects by the





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
original provisions of this Final Financing Order, and the Agent and the DIP Lenders shall be entitled to all the rights, remedies, privileges, and benefits granted herein and pursuant to the Loan Documents with respect to all such indebtedness, obligations, or liabilities. The obligations and indebtedness of the Debtors to the Agent and the DIP Lenders under the Loan Documents or this Final Financing Order shall not be discharged by the entry of an order confirming a plan or plans of reorganization in the Cases, and, pursuant to
Section 1141(d)(4) of the Code, unless and until the Agent and the DIP Lenders are indefeasibly paid in full and all obligations of Agent and DIP Lenders to make loans or other financial accommodations (including issued and outstanding letters of credit) are terminated prior to or concurrently with the entry of such order; the Debtors having waived such discharge with the approval of the Court.

         37. The Debtors irrevocably waive any right to seek any modifications or extensions of this Final Financing Order without the prior written consent of the Agent, the DIP Lenders, and the Pre-Petition Lender Group.

         38. To the extent the terms and conditions of the Loan Documents are in conflict with the terms and conditions of this Final Financing Order, the terms and conditions of this Final Financing Order shall control. To the extent the terms and conditions of the Interim Financing Order are in conflict with the Final Financing Order, the terms and conditions of this Final Financing Order shall control, but the Agent, the DIP Lenders, and the Pre-Petition Lender Group shall nonetheless be entitled to all of the protections, liens, rights, and priorities in the Interim Financing Order

         39. The terms of the post-petition financing arrangements by and among the Debtors and (i) the DIP Lenders and the Agent, and (ii) the Pre-Petition Lender Group, were negotiated in good faith and at arms' length by and among all of such parties. Any loans, advances or other financial accommodations made to or for the benefit of the Debtors by the Agent and the DIP Lenders pursuant to the Loan Documents are deemed to have been extended in good faith, as the term is used in Section 364(e) of the Code, and shall be entitled to the full protections of Section 364(e) of the Code in the event that this Final Financing Order or any provision hereof is vacated, reversed, or modified, on appeal or otherwise.

         40. Except as otherwise provided in this paragraph, the terms of this Final Financing Order shall be valid and binding upon the Debtors, all creditors of the Debtors, and all other parties in interest from and after the date of the signing of this Final Financing Order by this Court. In the event this Court modifies any of the provisions of this Final Financing Order and the Loan Documents following such further hearing, such modifications shall not affect the rights and priorities of the Agent and the DIP Lenders pursuant to this Final Financing Order with respect to the Collateral and any portion of the Lender Debt that arises, is incurred or is advanced before such modifications, and this Final Financing Order shall remain in full force and effect.

         41. Notwithstanding anything to the contrary stated herein (or in the Loan Documents), the term of this final post-petition financing shall expire, and all Lender Debt shall be due and payable, on the earliest of (i) January 31, 1998, (ii) the "Effective Date" of the joint





JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL FINANCING, ETC. - PAGE 19 plan of reorganization of the Debtors, or (iii) such other dates set forth within the meaning of Maturity Date (as defined in the Loan Documents).

         42. The Debtors' counsel shall serve a copy of this Final Financing Order (without the Amendment attached thereto, unless the Debtors' counsel receives such request) on all of the following parties: (i) the Office of the United States Trustee, (ii) the attorneys for the DIP Lenders and the Agent, (iii) attorneys for the Pre-Petition Lenders and the Pre-Petition Agent;
(iv) all creditors known to Debtors who may have liens against the Debtors' assets, (iv) the United States Internal Revenue Service, (v) the United States Environmental Protection Agency, (vi) the Texas Attorney General's Office - Sales Tax Division; (vii) the 20 largest unsecured creditors of each of the Debtors, (viii) all other interested third parties in possession of any of the Debtors' inventory (excluding landlords and shippers), (ix) all factors and vendors as of the Petition Date who have deposits or other security that exceeds the amount owed to such factor and/or vendor, and (x) all parties in interest who have filed a notice of appearance in the Debtors' Cases and who request such supplementary information.

         43. This Final Financing Order shall be effective upon signature by the Court, without the necessity of entry into the docket sheet of this case.

         44. This Court hereby expressly retains jurisdiction over all persons and entities, co extensive with the powers granted to the United States Bankruptcy Court under the Code, to enforce the terms of this Final Financing Order and to adjudicate any and all disputes in connection therewith.

SIGNED this 2nd day of October, 1996


                                        /s/ STEVEN A FELSENTHAL
                                        ----------------------------------------
                                        THE HONORABLE STEVEN A. FELSENTHAL
                                        UNITED STATES BANKRUPTCY JUDGE





JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL FINANCING, ETC. - PAGE 20

AGREED AS TO FORM AND SUBSTANCE:

COX & SMITH INCORPORATED

By: /s/  DEBORAH WILLIAMSON
    -------------------------------------
         Deborah Williamson, Esq.
         Texas State Bar No. 21617500
         Patrick L. Huffstickler, Esq.
         Texas State Bar No. 10199250

112 E. Pecan Street, Suite 1800
San Antonio, Texas 78205
(210) 554-5500
FAX:  (210) 226-8395

ATTORNEYS FOR DEBTORS


TRAUB, BONACQUIST & FOX, L.L.P.

By: /s/  SUSAN BALASCHAK
    -------------------------------------
         Paul Traub, Esq. (3752)
         Susan Balaschak, Esq.
         Texas State Bar No. 00795019
         Michael S. Fox, Esq.
         MF2612

489 Fifth Avenue
New York, New York 10017
(212) 476-4770
FAX:  (212) 476-4787
         -and
Traub, Bonacquist & Fox, L.L.P.
Bank of America Building
2000 E. Lamar Blvd., Suite 600
Arlington, Texas  76006
(817) 588-3072
FAX:  (817) 588-3073

COUNSEL FOR THE
OFFICIAL COMMITTEE
OF UNSECURED CREDITORS





JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL FINANCING, ETC. - PAGE 21

HUGHES & LUCE, L.L.P.

By: /s/  DAVID WEITMAN
    -------------------------------------
         David Weitman, Esq.
         Texas State Bar No. 21116200
         George P. Roach, Esq.
         Texas State Bar No. 00791538

1717 Main Street, Suite 2800
Dallas, Texas  75201
(214) 939-5500
FAX:  (214) 939-6100

ATTORNEYS FOR
FOOTHILL CAPITAL CORPORATION
AS AGENT FOR ITSELF,
NATIONSBANK OF TEXAS, N.A.,
BANKERS TRUST COMPANY, GUARANTY
FEDERAL BANK, F.S.B., AND BANQUE
FRANCAISE DU COMMERCE EXTERIEUR
IN THEIR CAPACITIES AS DIP LENDERS


HAYNES & BOONE, L.L.P.

By: /s/  MARK R. MULLIN
    -------------------------------------

         Robin Phelan, Esq.
         Texas State Bar No. 15903000
         Susan Ernst, Esq.
         Texas State Bar No. 18519600
         Mark R. Mullin
         Texas State Bar No. 14653520
         901 Main Street, Suite 3100
         Dallas, Texas 75202
         (214) 651-5612
         FAX: (214) 651-5940

ATTORNEYS FOR
NATIONSBANK OF TEXAS, N.A.
AS AGENT FOR ITSELF,
BANKERS TRUST COMPANY, GUARANTY
FEDERAL BANK, F.S.B., AND BANQUE
FRANCAISE DU COMMERCE EXTERIEUR
IN THEIR CAPACITIES AS
PRE-PETITION LENDERS





JOINT STIPULATION AND AGREED ORDER AUTHORIZING FINAL FINANCING, ETC. - PAGE 22